

NHI

Q4 2019 SUPPLEMENTAL

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2019. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended December 31, 2019.

COVER: Timber Ridge at Talus, operated by Life Care Services ("LCS") in Issaquah, WA

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals.

LEADERSHIP



Eric Mendelsohn
President & CEO



Kristin S. Gaines
Chief Credit Officer



Kevin Pascoe
Chief Investment Officer



John Spaid
Chief Financial Officer



Ron Reel
Chief Accounting Officer



Michelle Kelly
SVP, Investments



Dana Hambly
Director, Investor Relations

ANALYST COVERAGE

Chad Vanacore, Stifel, Nicolaus & Company
Connor Siversky, Berenberg
Daniel Bernstein, Capital One Securities, Inc.
Mike Lewis, Suntrust
John Kim, BMO Capital Markets
Jordan Sadler, KeyBanc Capital Markets
Omotayo Okusanya, Mizuho Securities
Rich Anderson, SMBC Nikko Securities America, Inc.
Todd Stender, Wells Fargo

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

NHI LISTED NYSE

PORTFOLIO OVERVIEW

HIGHLIGHTS

- Diversified portfolio of exceptional healthcare properties
- Conservatively managed balance sheet
- Industry leading FFO growth
- Strong growing dividend



AS OF FEB 18, 2020

157	SENIOR HOUSING
76	SKILLED NURSING
3	HOSPITAL
2	MEDICAL OFFICE

238	36	34
PROPERTIES	OPERATING PARTNERS	STATES

Excludes properties held for sale


PARTNERS[1]
14% NHC
8% ENSIGN
1% ACADIA
1% QUORUM
12% HOLIDAY
5% LCS
18% BICKFORD
16% SLC
4% DISCOVERY
3% HSM
3% CHANCELLOR
3% SLM
10% OTHER
2% SMALL

Regional 57%	Small 2%
Public 24%	National Private Chain 17%


ASSETS[1]
27% SKILLED
3% HOSPITAL & MOB
13% INDEPENDENT LIVING
21% ENTRANCE FEE
27% ASSISTED LIVING
8% SENIOR LIVING CAMPUS
1%[2] OTHER INCOME

Sr. Hsng. Need-Driven 35%	Medical 30%
Sr. Hsng. Discretionary 34%	

[1] *Based on annualized cash revenue of $295,293,000 in place at December 31, 2019*
[2] *Other income consists primarily of revenue from non-mortgage notes receivable*

PORTFOLIO SUMMARY

as of December 31, 2019 (dollars in thousands)

	Properties	Units/ Sq. Ft*	YTD GAAP Revenue	YTD Straight Line	YTD Cash Revenue	Full Year Impact	Annualized Cash Revenue
Leases							
Senior Housing - Need Driven							
Assisted Living	90	4,940	$ 77,104	$ 7,281	$ 69,823	$ 2,984	$ 72,807
Senior Living Campus	14	1,976	20,869	1,873	18,996	3,372	22,368
Total Senior Housing - Need Driven	104	6,916	97,973	9,154	88,819	6,356	95,175
Senior Housing - Discretionary							
Independent Living	32	3,703	46,534	7,252	39,282	420	39,702
Entrance-Fee Communities	10	2,306	51,201	4,939	46,262	95	46,357
Total Senior Housing - Discretionary	42	6,009	97,735	12,191	85,544	515	86,059
Total Senior Housing	146	12,925	195,708	21,345	174,363	6,871	181,234
Medical Facilities							
Skilled Nursing	72	9,433	79,593	1,195	78,398	34	78,432
Hospitals	3	207	7,991	(117)	8,108	111	8,219
Medical Office Buildings	2	88,517*	667	13	654	7	661
Total Medical Facilities	77	9,640	88,251	1,091	87,160	152	87,312
Current Year Disposals and Held For Sale[1]	10	392	4,424	(352)	4,776	(4,776)	—
Total Leases	233	22,957	288,383	22,084	266,299	2,247	268,546
Escrow funds received from tenants			5,798		5,798	(5,798)	—
Total Rental Income			294,181		272,097	(3,551)	268,546
Mortgages and Other Notes Receivable							
Senior Housing - Need Driven	8	487	4,592		4,592	1,273	5,865
Senior Housing - Discretionary	3	1,105	13,336		13,336	2,560	15,896
Skilled Nursing	4	270	660		660	(12)	648
Other Notes Receivable	—		4,246		4,246	92	4,338
Total Mortgage and Other Notes	15	1,862	22,834		22,834	3,913	26,747
Current Year Note Payoffs			863		863	(863)	—
Investment and Other Income			201		201	(201)	—
Total Revenue			$ 318,079	$ 22,084	$ 295,995	$ (702)	$ 295,293

[1] *Includes eight properties operated by Brookdale Senior Living and two properties operated by Bickford Senior Living*

OPERATING PARTNERS

Operator	Description	Ownership	Market Focus	% of Revenue[1]
Bickford	Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SHO	18%
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	SHO	16%
NHC National HealthCare Corporation	Founded in 1971, National HealthCare Corporation (NYSE: NHC) is a publicly traded operator, specializing in skilled nursing centers along with assisted and independent living facilities. NHC oversees more than 9,000 skilled nursing beds across 10 states, with properties located in the Southeastern, Northeastern, and Midwestern parts of the United States.	Public	SNF/SHO	14%
Holiday Retirement	Holiday Retirement is one of the largest providers of independent living communities in the U.S. Founded in 1971, they are a privately held company and currently operate more than 260 facilities.	Private	SHO	12%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at more than 220 healthcare facilities, in Arizona, California, Colorado, Idaho, Iowa, Kansas, Nebraska, Nevada, South Carolina, Texas, Utah, Washington and Wisconsin.	Public	SNF	8%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SHO	5%
Discovery Senior Living	For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SHO	4%
CHC Chancellor Health Care, LLC	Chancellor Health Care is based in Windsor, California and formed in 1992. Chancellor operates on the full continuum of care and has more than 15 properties across 6 states, which include California, Colorado, Illinois, Maryland, Oregon, and Texas and serves over 750 seniors.	Private	SHO	3%
SLM Senior Living Management Corporation	Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SHO	3%
HSM Health Services Management, Inc.	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	3%

[1]Based on annualized cash revenue of $295,293,000 for contracts in place at December 31, 2019

EBITDARM LEASE COVERAGE

NHI TOTAL PORTFOLIO

Property Type	SHO	SNF	HOSP	MOB	TOTAL
Properties	129	74	3	2	208
Q3'18	1.23x	2.55x	1.66x	4.12x	1.65x
Q3'19	1.14x	2.73x	1.95x	5.61x	1.66x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	91	46	38	3	79	37
Q3'18	1.17x	1.18x	1.29x	2.24x	2.48x	1.58x
Q3'19	1.10x	1.13x	1.19x	1.61x	2.68x	1.92x

Customers	NHC	SLC	Bickford[1]	Holiday[2]
Properties	42	9	45	26
Q3'18	3.67x	1.28x	1.15x	1.18x
Q3'19	3.69x	1.10x	1.07x	1.21x

NHI SAME-STORE PORTFOLIO[3]

Property Type	SHO	SNF	HOSP	MOB	TOTAL
Properties	117	74	2	2	195
Q3'18	1.24x	2.55x	1.21x	4.12x	1.66x
Q3'19	1.16x	2.73x	1.60x	5.61x	1.68x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	80	40	37	2	78	36
Q3'18	1.20x	1.19x	1.29x	2.37x	2.48x	1.52x
Q3'19	1.13x	1.15x	1.19x	1.72x	2.68x	1.88x

Customers	NHC	SLC	Bickford[1]	Holiday[2]
Properties	42	9	40	26
Q3'18	3.67x	1.28x	1.20x	1.18x
Q3'19	3.69x	1.10x	1.12x	1.21x

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; excludes properties held for sale (BKD-8 under purchase option & Bickford-2); includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months; excludes results from SH Regency Leasing, LLC

[1] *Bickford EBITDARM coverage on a T12 basis would be 1.09x on total and 1.14x on Same-Store, including the last development in lease-up. One development rolled into EBITDARM calculation for 3Q data and the remaining property with 4Q data.*

[2] *Holiday EBITDARM coverage on a T12 basis would be 1.24x adjusting for the impact of recent lease amendment (see 10-K filed February 19, 2019)*

[3] *Excludes properties that have transitioned operators in past 24 months*

PURCHASE OPTIONS & LEASE MATURITIES

Tenant Purchase Options (dollars in thousands)

Asset Type	Properties	Lease Expiration	1st Option Open Year	Option Type	Current Cash Rent ($)	% of Total[1]
MOB	1	February 2025	Open	A	306	0.10%
HOSP	1	March 2025	2020	B	1,957	0.66%
HOSP	1	September 2027	2021	D	2,760	0.93%
SHO	2	May 2031	2021	D	5,063	1.71%
HOSP	1	June 2022	2022	A	3,502	1.19%
SNF	7	August 2028	2025	C	3,671	1.24%
SNF	1	September 2028	2028	C	472	0.16%
						5.99%

Option Type:
- A. greater of fixed base price or fair market value
- B. a fixed base price plus a specified share on any appreciation
- C. fixed base price
- D. a fixed capitalization rate on lease revenue

[1] *Based on annualized cash revenue of $295,293,000 for contracts in place at December 31, 2019*

Lease Maturities (annualized cash rent; dollars in thousands)

	Properties	SHO ($)	SNF ($)	Other ($)	Total ($)
2020	6	2,204	—	355	2,559
2021	7	2,620	1,276	—	3,896
2022	4	809	—	3,502	4,311
2023	15	11,637	2,912	—	14,549
2024	13	12,586	—	—	12,586
2025	3	506	—	2,263	2,769
2026	35	1,356	32,871	—	34,227
2027	4	4,072	—	2,760	6,832
2028	11	6,220	4,144	—	10,364
2029	31	56,642	13,336	—	69,978
Thereafter	93	82,581	23,894	—	106,475

INVESTMENT RATIONALE

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

- FOCUSED ON GROWING WITH OUR 36 OPERATING PARTNERS AND SELECT NEW CUSTOMERS
- DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS
- EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION
- LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES
- TARGET 60/40 EQUITY/DEBT FUNDING MIX

Investment History*
(dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$193.0
$752.1
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$150.0
2012
2013
2014
2015
2016
2017
2018
2019
2020
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Existing Relationship
New Relationship
10-Year Treasury
WACY


NOTES
9%
INVESTMENT STRUCTURE
LEASE
91%

*Average age of properties acquired since 2012 is **18.0 years**; total portfolio average age is **24.1 years** (excludes properties held for sale)

RECENT INVESTMENTS

Recent Lease Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q1 2020								
Life Care Services	EFC	JV	401/1	WA	6.75%	$ 134,892[2]	$ (134,892)	$ —
Bickford Senior Living	SHO	Lease	60/1	MI	8.00%	15,100[3]	(15,100)	—
						$ 149,992	$ (149,992)	$ —
Q4 2019								
41 Management	SHO	Lease	48/1	MN	7.23%	9,340	(9,340)	—
Q3 2019								
Bickford Senior Living	SHO	Lease	60/1	IL	8.00%	15,100[3]	(15,100)	—
Cappella Living Solutions*	SHO	Lease	51/1	CO	7.25%	7,600	(7,600)	—
Q2 2019								
Discovery Senior Living	SHO	JV	596/6	PA, MD, IN	6.50%	127,917	(127,917)	—
Comfort Care Senior Living	SHO	Lease	133/2	MI	7.75%	24,300	(24,300)	—
Q1 2019								
Holiday Retirement	SHO	Lease	232/1	FL	6.71%	38,000	(38,000)	—
Wingate Healthcare*	SHO/SNF	Lease	267/1	MA	7.50%	52,200	(50,657)	1,543
						$ 274,457	$ 272,914	$ 1,543

Recent Loan Origination and Other Development Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q4 2019								
41 Management	SHO	Second Mortgage	43/1	WI	13.00%	$ 3,870	$ (3,870)	—
Q3 2019								
Discovery Senior Living	SHO	Senior Mortgage	74/1	IN	7.00%	6,423	(6,423)	—
Discovery Senior Living	SHO	Working Capital Note	N/A	N/A	6.50%	750	(175)	575
Q2 2019								
Senior Living Communities	EFC	Senior Note	248/1	SC	7.25%	32,700	(32,700)	—
41 Management*	SHO	Construction Loan	53/1	WI	8.50%	10,800	(6,045)	4,755
						$ 54,543	$ (49,213)	$ 5,330
Other Loan and Development Commitments								
Life Care Services	EFC	Senior Note	446/1	AZ	7.25%	$ 118,800	$ (77,340)	$ 41,460
Life Care Services	EFC	Construction Loan	101/1	AZ	8.50%	61,200	(45,938)	15,262
Bickford Senior Living	SHO	Construction Loan	184/3	MI, VA	9.00%	42,700	(37,116)	5,584
Senior Living Communities	SHO	Revolving Credit	N/A	N/A	Variable	12,000	(5,174)	6,826
Ignite Medical Resorts	SNF	Development Lease	144/1	WI	9.50%	25,350	(16,903)	8,447

** Indicates new operating relationship*
[1] Building count excludes renovations
[2] Acquisition amount excludes $3.5 million contributed by the JV to OpCo
[3] Acquisition was partially funded with the cancellation of a $14 million construction loan due from Bickford

CAPITALIZATION OVERVIEW

(dollar and share amounts in thousands)

QUARTER ENDED / AS OF	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
Balance Sheet Data					
Gross cost of real estate assets	$ 3,074,846	$ 3,060,283	$ 3,058,720	$ 2,903,317	$ 2,818,365
Total assets	3,042,235	3,019,360	2,997,381	2,806,268	2,750,570
Total liabilities	1,543,983	1,556,367	1,577,695	1,390,284	1,360,857
Total noncontrolling interests	621	627	641	—	—
Total stockholder's equity attributable to NHI	1,497,631	1,462,366	1,419,045	1,415,984	1,389,713
Operating Data					
Total revenue	$ 82,195	$ 81,682	$ 78,096	$ 76,107	$ 73,995
Rental revenue - GAAP	75,404	75,247	72,578	70,953	70,004
Straight-line rents	5,830	5,720	5,307	5,228	5,271
Rental revenue - Cash	69,574	69,527	67,271	65,725	64,733
Adjusted EBITDA[1]	76,952	77,232	73,519	68,233	70,522
Interest expense	14,374	14,661	13,746	13,518	12,847
General & administrative expense	3,611	2,802	2,972	4,014	2,818
Funds from operations per diluted common share	1.39	1.42	1.36	1.31	1.30
Normalized FFO per diluted common share	1.41	1.42	1.36	1.31	1.35
Normalized AFFO per diluted common share	1.30	1.32	1.26	1.22	1.27
Regular dividends declared per common share	1.05	1.05	1.05	1.05	1.00
Capitalization					
Common shares outstanding at end of each period	44,587	43,956	43,357	43,199	42,700
Market value of equity at end of each period	$ 3,632,949	$ 3,621,535	$ 3,383,147	$ 3,393,306	$ 3,225,558
Total debt	1,440,465	1,449,360	1,471,787	1,287,205	1,281,675
Secured debt	139,082	139,384	139,974	140,270	140,560
Net debt	1,435,250	1,443,478	1,466,152	1,282,028	1,277,016
Total market capitalization, including net debt	5,068,199	5,065,013	4,849,299	4,675,334	4,502,574
Ratios					
Interest coverage ratio	5.4x	5.3x	5.3x	5.0x	5.5x
Fixed charge coverage ratio	5.7x	5.2x	5.4x	5.1x	5.6x
Net debt to adjusted EBITDA (annualized)	4.7x	4.5x	4.8x	4.6x	4.5x
Net debt as a percentage of market capitalization	28.3%	28.5%	30.2%	27.4%	28.4%
Total Debt / Gross Assets	40.5%	41.2%	42.2%	39.3%	40.0%
Secured Debt / Gross Assets	3.9%	4.0%	4.0%	4.3%	4.4%
Dividend payout ratio for normalized FFO	74.5%	73.9%	77.2%	80.2%	74.1%
Dividend payout ratio for normalized AFFO	80.8%	79.5%	83.3%	86.1%	78.7%
Portfolio Statistics[2]					
Number of properties (includes mortgages)	238	236	242	232	232

Credit Ratings	S&P Global	Fitch Ratings
Senior Unsecured Notes	BBB-	BBB-
Issuer	BBB-	BBB-
Outlook	Stable	Stable

[1] *For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.*
[2] *Excludes assets held for sale.*

CAPITAL STRUCTURE

Fixed Charge Coverage


10x
8x
6x
4x
2x
0x
6.1x
5.8x
6.8x
5.6x
5.7x
2015
2016
2017
2018
2019


UNSECURED, VARIABLE
16%
SECURED, FIXED
10%
UNSECURED, FIXED
74%
DEBT1

Revolver Liquidity (dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$461.0
$277.0
$300.0
$250.0
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Balance
Available

Net Debt to Adjusted EBITDA


5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.2x
4.4x
4.2x
4.5x
4.7x
2015
2016
2017
2018
2019²

(dollars in thousands)		Amount	Rate[3]	% of Total	Maturity[3]
Secured Debt					
Fixed Rate					
HUD Mortgage Loans	$	43,376	4.04%	3.0%	18 years
Fannie Mae Mortgage Loans		95,706	3.94%	6.6%	5 years
Total Secured Debt		139,082			
Unsecured Debt					
Fixed Rate					
Term Loans		550,000	3.36%[4]	38.0%	3 years
Private Placement		400,000	4.15%	27.6%	5 years
Convertible Senior Notes		60,000	3.25%	4.1%	1 year
Revolving Credit Facility		60,000	2.81%[4]	4.1%	
Variable Rate					
Revolving Credit Facility		240,000	2.96%	16.6%	3 years
Total Unsecured Debt		1,310,000			
Subtotal		1,449,082	3.54%	100.0%	
Note Discounts		(1,541)			
Unamortized Loan Costs		(7,076)			
Total Debt	$	1,440,465			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 17 for reconciliation*
[3] *Weighted average*
[4] *Fixed using derivative rate swaps, which mature in 2020 and 2021*

FINANCIAL

A DISCIPLINED APPROACH TO VALUE CREATION

- STEADY REVENUE AND CASH FLOW GROWTH
- STRONG RELATIVE LONG-TERM PERFORMANCE
- CONSISTENT DIVIDEND GROWTH AND HEALTHY PAYOUT RATIO

Cash NOI[1] - 9.1% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$204.9
$225.5
$251.5
$271.5
$290.5
2015
2016
2017
2018
2019

Adjusted EBITDA - 8.4% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$216.2
$236.5
$265.0
$280.2
$298.4
2015
2016
2017
2018
2019

NFFO Per Share - 4.2% CAGR


$6
$5
$4
$3
$2
$1
$0
$4.67
$4.87
$5.29
$5.46
$5.50
2015
2016
2017
2018
2019[1]

AFFO Per Share - 5.6% CAGR


$6
$5
$4
$3
$2
$1
$0
$4.10
$4.39
$4.75
$5.04
$5.10
2015
2016
2017
2018
2019

[1] *See page 17 for reconciliation*

PERFORMANCE

Normalized FFO / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
2.0%
(4.7)%
4.1%
(5.5)%
4.2%
(4.0)%
5.5%
(2.4)%
7.6%
(0.4)%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on mid-point of 2019 guidance and reported normalized FFO

Dividends Regular Special Expected


$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Dividends / Share (CAGR) NHI vs Peer Avg


8%
7%
6%
5%
4%
3%
2%
1%
0%
5.1%
0.7%
5.3%
1.7%
5.4%
2.0%
6.4%
2.2%
6.4%
3.1%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on mid-point of 2019 guidance

Total Return NHI MSCI US REIT Index S&P 500 TR Index


400%
350%
300%
250%
200%
150%
100%
50%
0%
29.8%
26.2%
53.2%
52.5%
40.5%
73.9%
107.5%
87.7%
161.7%
276.4%
208.7%
256.7%
3 Year
5 Year
7 Year
10 Year

General & Administrative Cost as % of Total Revenue


9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
4.6%
3.9%
4.4%
4.3%
4.4%
2015
2016
2017
2018
2019

Regular Dividends and Payout Ratio


DIVIDEND PER SHARE
NFFO PAYOUT RATIO
$4.40
$4.20
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
80%
75%
70%
65%
60%
55%
50%
$3.40
$3.60
$3.80
$4.00
$4.20
2015
2016
2017
2018
2019

BALANCE SHEETS

(in thousands, except share amounts)

		December 31, 2019		December 31, 2018
Assets				
Real estate properties				
Land	$	213,617	$	202,196
Buildings and improvements		2,836,673		2,599,526
Construction in progress		24,556		16,643
		3,074,846		2,818,365
Less accumulated depreciation		(514,453)		(451,483)
Real estate properties, net		2,560,393		2,366,882
Mortgage and other notes receivable, net		340,143		246,111
Cash and cash equivalents		5,215		4,659
Straight-line rent receivable		86,044		105,620
Assets held for sale, net		18,420		—
Other assets		32,020		27,298
Total Assets	$	3,042,235	$	2,750,570
Liabilities and Stockholders' Equity				
Debt	$	1,440,465	$	1,281,675
Accounts payable and accrued expenses		26,313		19,890
Dividends payable		46,817		42,700
Lease deposit liabilities		10,638		10,638
Deferred income		19,750		5,954
Total Liabilities		1,543,983		1,360,857
Commitments and Contingencies				
National Health Investors Stockholders' Equity:				
Common stock, $.01 par value; 60,000,000 shares authorized; 44,587,486 and 42,700,411 shares issued and outstanding		446		427
Capital in excess of par value		1,505,948		1,369,919
Cumulative net income in excess (deficit) of dividends		(5,331)		18,068
Accumulated other comprehensive income		(3,432)		1,299
Total National Health Investors Stockholders' Equity		1,497,631		1,389,713
Noncontrolling interest		621		—
Total Equity		1,498,252		1,389,713
Total Liabilities and Stockholders' Equity	$	3,042,235	$	2,750,570

STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

Quarter Ended December 31,		2019		2018
Revenues				
Rental income	$	75,404	$	70,004
Interest income and other		6,790		3,991
		82,194		73,995
Expenses				
Depreciation		19,610		18,068
Interest		14,374		12,847
Legal		98		(396)
Franchise, excise and other taxes		109		309
General and administrative		3,611		2,818
Property taxes and insurance on leased properties		1,593		—
Loan and realty losses		(60)		3,266
		39,335		36,912
Income before loss on convertible note retirement		42,859		37,083
Loss on convertible note retirement		(823)		—
Net income		42,036		37,083
Less: net income attributable to noncontrolling interest		3		—
Net income attributable to common stockholders	$	42,039	$	37,083
Weighted average common shares outstanding:				
Basic		44,107,770		42,351,443
Diluted		44,328,847		42,568,720
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.95	$	0.88
Net income attributable to common stockholders - diluted	$	0.95	$	0.87

FFO, AFFO & FAD

(in thousands, except share and per share amounts)

Quarter Ended December 31,		2019		2018
Net income attributable to common stockholders	$	42,039	$	37,083
Elimination of certain non-cash items in net income:				
Depreciation		19,610		18,068
Depreciation related to noncontrolling interest		(22)		—
NAREIT FFO attributable to common stockholders		61,627		55,151
Loss on convertible note retirement		823		—
Non-cash write-off of straight-line rent receivable		—		2,265
Note receivable impairment		—		(50)
Normalized FFO attributable to common stockholders		62,450		57,366
Straight-line rent revenue, net		(5,830)		(4,220)
Straight-line lease revenue, net, related to noncontrolling interest		6		—
Amortization of lease incentives		238		147
Amortization of original issue discount		176		191
Amortization of debt issuance costs		693		698
Normalized AFFO attributable to common stockholders		57,733		54,182
Non-cash share-based compensation		691		359
Normalized FAD attributable to common stockholders	$	58,424	$	54,541
BASIC				
Weighted average common shares outstanding		44,107,770		42,351,443
NAREIT FFO attributable to common stockholders per share	$	1.40	$	1.30
Normalized FFO attributable to common stockholders per share	$	1.42	$	1.35
Normalized AFFO attributable to common stockholders per share	$	1.31	$	1.28
DILUTED				
Weighted average common shares outstanding		44,328,847		42,568,720
NAREIT FFO attributable to common stockholders per share	$	1.39	$	1.30
Normalized FFO attributable to common stockholders per share	$	1.41	$	1.35
Normalized AFFO attributable to common stockholders per share	$	1.30	$	1.27
PAYOUT RATIOS				
Regular dividends per common share	$	1.05	$	1.00
Normalized FFO payout ratio per diluted common share		74.5%		74.1%
Normalized AFFO payout ratio per diluted common share		80.8%		78.7%

RECONCILIATIONS

(dollars in thousands)

Adjusted EBITDA Reconciliation	THREE MONTHS ENDED DECEMBER 31, 2019	DECEMBER 31, 2018
Net Income	$ 42,036	$ 37,083
Interest expense	14,374	12,847
Franchise, excise, and other taxes	109	309
Depreciation	19,610	18,068
Loss on convertible note retirement	823	—
Non-cash write-off of straight-line rent receivable	—	2,265
Note receivable impairment	—	(50)
Adjusted EBITDA	$ 76,952	$ 70,522
Interest expense at contractual rates	$ 13,187	$ 12,211
Principal Payments	302	286
Fixed Charges	$ 13,489	$ 12,497
Fixed Charge Coverage	5.7x	5.6x
Net Debt to Adjusted EBITDA		
Consolidated Total Debt	$ 1,440,465	
Less cash and cash equivalents	(5,215)	
Consolidated Net Debt	$ 1,435,250	
Adjusted EBITDA	$ 76,952	
Annualizing Adjustment	230,856	
Annualized impact of recent investments	33	
	$ 307,841	
Consolidated Net Debt to Adjusted EBITDA	4.7x	

Year Ended December 31,	2019	2018	2017	2016	2015
Rental Income	$ 294,182	$ 280,813	$ 265,169	$ 232,353	$ 214,407
Straight-line rent income	(22,084)	(22,787)	(26,090)	(22,198)	(24,623)
Escrow funds received from tenants	(5,798)	—	—	—	—
Amortization of lease incentives	845	387	119	40	40
Lease payments received from tenants	$ 267,145	$ 258,413	$ 239,198	$ 210,195	$ 189,824
Interest income and other	23,899	13,799	13,490	16,107	15,541
Amortization of commitment fees and discounts	(532)	(700)	(1,205)	(766)	(482)
Cash NOI	$ 290,512	$ 271,512	$ 251,483	$ 225,536	$ 204,883

GLOSSARY

ANNUALIZED REVENUES

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

ADJUSTED EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

NORMALIZED FFO, AFFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, normalized AFFO & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, normalized AFFO & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

We believe that normalized AFFO is an important supplemental measure of operating performance for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease.

This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our convertible senior notes and debt issuance costs to be amortized as a non-cash adjustment to earnings. Normalized AFFO is useful to our investors as it reflects the growth inherent in our contractual lease payments without the distortion caused by non-cash amortization.

We believe that normalized FAD is an important supplemental measure of operating performance for a REIT, also providing a useful indicator of the ability to distribute dividends to shareholders. Additionally, normalized FAD improves the understanding of our operating results among investors and makes comparisons with: (i) expected results, (ii) results of previous periods and (iii) results among REITs, more meaningful. Because FAD may function as a liquidity measure, we do not present FAD on a per-share basis.

FACILITY TYPES

SHO - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

FIXED CHARGES

The term Fixed Charges refers to interest expense and debt principal.

Peer Average

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc.
Welltower, Inc.
LTC Properties, Inc.
Healthpeak Properties
Sabra Health Care REIT, Inc.

STABILIZED LEASE

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

TOTAL RETURN

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid